SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      December 27, 2004 (December 21, 2004)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 RCN Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-22825                 22-3498533
----------------------------     ---------------------    ----------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of Incorporation)                                    Identification Number)


                               105 Carnegie Center
                            Princeton, NJ 08540-6215
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (609) 734-3700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

           On December 21, 2004 (the "Effective Date"), the Joint Plan of Reorganization of RCN Corporation ("RCN" or the "Company") and certain subsidiaries (the "Plan") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") became effective and the Company, together with its affiliated debtors and debtors-in-possession, emerged from reorganization proceedings under the Bankruptcy Code. As reported in the Company's Form 8-K as filed on December 14, 2004 (the "December 14 8-K"), on December 8, 2004, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered a confirmation order approving the Plan. Information regarding the Plan is contained in the December 14 8-K, and is incorporated herein by reference and a copy of the press release published on December 22, 2004 announcing the emergence of RCN from bankruptcy is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

           On the Effective Date, the Company filed with the Secretary of State of the State of Delaware the Company's Amended and Restated Certificate of Incorporation and By-Laws which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference. In addition, pursuant to the Plan, on the Effective Date, all of the existing securities of RCN, including the existing common stock, preferred stock and warrants, were extinguished and deemed cancelled. In accordance with the Plan, the Company (i) is issuing new Common Stock, par value $0.01 per share (the "Common Stock"), and new warrants (the "Warrants"), which will be distributed as soon as practicable subject to certain reserves, (ii) issued $125,000,000 aggregate principal amount of its 7.375% Convertible Second-Lien Notes due 2012 (the "Notes"), (iii) entered into a First-Lien Credit Agreement (the "First-Lien Credit Agreement"), dated as of December 21, 2004, with the Administrative Agent (as defined therein) and certain financial institutions parties thereto, as lenders for a new $355,000,000 senior secured credit facility with Deutsche Bank Securities Inc. (the "Credit Facility"), attached hereto as Exhibit 99.2 and incorporated herein by reference, and (iv) entered into an Amended and Restated Term Loan and Credit Agreement with HSBC Bank USA, National Association, as agent and collateral agent and certain financial institutions parties thereto, as lenders, (the "Amended and Restated Evergreen Facility"), attached hereto as Exhibit 99.3 and incorporated herein by reference.

           On December 27, 2004, the Company filed a Form 8-A (the "8-A") with the Securities and Exchange Commission (the "SEC") to register the Warrants and the Common Stock, which is incorporated herein by reference. A description of
(i) the capital stock of the Company, (ii) the terms of the Warrant Agreement (the "Warrant Agreement"), dated as of December 21, 2004, by and between Company and HSBC Bank USA, National Association, as Warrant Agent, (iii) the terms of a Registration Rights Agreement (the "Registration Rights Agreement"), dated as of December 21, 2004, by and among the Company and the Stockholders listed on the signature page thereto, and (iv) other related matters are contained in the 8-A and are incorporated herein by reference. The Warrant Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference. The Registration Rights Agreement is attached hereto as Exhibit 4.2 and incorporated herein by reference.

           On the Effective Date, in connection with the issuance and sale of the Notes, the Company entered into the following agreements: (i) a Note Purchase Agreement (the "Note Purchase Agreement") relating to the purchase of the Notes, dated as of December 21 2004, by and among the Company, the Guarantors, as defined therein, and the Purchasers, as defined therein, and attached hereto as Exhibit 4.3 and incorporated herein by reference, (ii) an Indenture (the "Indenture") governing the Notes, dated as of December 21, 2004, by and among the Company and HSBC Bank USA, National Association, as indenture trustee (the "Indenture Trustee"), and attached hereto as Exhibit 4.4 and incorporated herein by reference, (iii) a Registration Rights Agreement with respect to the Notes (the "Notes Registration Rights Agreement"), dated as of December 21, 2004, by and among the Company and the Purchasers, as defined therein, and attached hereto as Exhibit 4.5 and incorporated herein by reference, (iv) a Security Agreement (the "Second-Lien Security Agreement"), dated as of December 21, 2004, by and among the Company, each Subsidiary Guarantor, as defined therein, and the Second-Lien Collateral Agent, as defined therein, and attached hereto as Exhibit 99.4 and incorporated herein by reference, (v) a Pledge Agreement (the "Second-Lien Pledge Agreement"), dated as of December 21, 2004, by and between the Company and each Subsidiary Guarantor as defined therein, and attached hereto as Exhibit 99.5 and incorporated herein by reference, (vi) a Subsidiary Guaranty (the "Second-Lien Subsidiary Guaranty"), dated as of December 21, 2004, made by each of the Guarantors, as defined therein, and attached hereto as Exhibit 99.6 and incorporated herein by reference, and (vii) an Intercreditor Agreement (the "Intercreditor Agreement"), dated as of December 21, 2004, by and between Deutsche Bank Cayman Islands Branch, as administrative agent ("Administrative Agent"), and HSBC Bank USA, National Association, as second-lien collateral agent and third-lien collateral agent, and attached hereto as Exhibit 99.7 and incorporated herein by reference.

           Material terms and conditions of the Notes and the Indenture are described in Item 2.03 of this Form 8-K.

           On the Effective Date, in connection with the Credit Facility, the Company entered into the following agreements: (i) the First-Lien Credit Agreement, (ii) a Security Agreement (the "First-Lien Security Agreement"), dated as of December 21, 2004, with each Subsidiary Guarantor, as defined therein, and attached hereto as Exhibit 99.8 and incorporated herein by reference, (iii) a Pledge Agreement (the "First-Lien Pledge Agreement"), dated as of December 21, 2004 with each Subsidiary Guarantor as defined therein, and attached hereto as Exhibit 99.9 and incorporated herein by reference and (iv) a Subsidiary Guaranty (the "First-Lien Subsidiary Guaranty"), dated as of December 21, 2004, made by each of the Guarantors (as defined therein) in favor of HSBC Bank USA, National Association, as second-lien collateral agent for the benefit of the Secured Creditors (as defined therein), and attached hereto as Exhibit
99.10 and incorporated herein by reference.

           In connection with the Amended and Restated Evergreen Facility, the Company entered into the following agreements: (i) an Amended and Restated Term Loan and Credit Agreement (the "Third-Lien Credit Agreement") with HSBC Bank USA, National Association, as agent and collateral agent and certain financial institutions parties thereto, as lenders, (ii) a Security Agreement (the "Third-Lien Security Agreement"), dated as of December 21, 2004, with each Subsidiary Guarantor, as defined therein, and attached hereto as Exhibit 99.11 and incorporated herein by reference, and (iii) a Pledge Agreement (the

"Third-Lien Pledge Agreement"), dated as of December 21, 2004, with each Subsidiary Guarantor as defined therein, and attached hereto as Exhibit 99.12 and incorporated herein by reference.

           Material terms and conditions of the Credit Facility and the Amended and Restated Evergreen Facility are described in Item 2.03 of this Form 8-K.

           The information contained in this 8-K, including the exhibits hereto, do not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction. The Notes described herein have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. A description of the terms of the Common Stock, Warrants and Notes are contained in the 8-A and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

           Description of Notes

           As discussed in Item 1.01 of this 8-K, on the Effective Date, the Company issued the Notes in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act. The Notes may not be sold unless registered under the Securities Act or unless an exemption from registration is available. The aggregate principal amount of the Notes issued totaled $125,000,000. The Notes are governed by the Indenture between the Company and the Indenture Trustee. In addition, the Administrative Agent and HSBC Bank USA, National Association, as Second-Lien Collateral Agent and Third-Lien Collateral Agent, have entered into an Intercreditor Agreement which, among other things, subordinates the liens securing the Notes to the liens securing the obligations under the First-Lien Credit Agreement.

           The Notes mature on June 21, 2012, subject, in certain instances, to earlier repayment in whole or in part. The proceeds from the Notes were used by the Company to finance, in part, the consummation of the Plan and the payment of the fees and expenses relating thereto and to the execution and delivery of the First-Lien Credit Agreement, the Indenture and the Third-Lien Credit Agreement and the documents related thereto and the consummation of the transactions related thereto. The Notes are guaranteed by the Guarantors (as defined below) and the obligations under such guarantee, together with the Company's obligations under the Notes, are secured by a second priority lien on substantially the same assets which secure the First-Lien Credit Agreement.

           Description of Credit Facility

           As discussed in Item 1.01 of this 8-K, on the Effective Date, the Company entered into the First-Lien Credit Agreement with the Administrative Agent and certain financial institutions parties thereto, as lenders (the "First-Lien Lenders").

           The First-Lien Credit Agreement provides, among other things, for a seven-year, $330,000,000 term loan credit facility and a five-year $25,000,000 letter of credit facility, subject, in certain instances, to early repayment in whole or in part. The proceeds from this credit facility were used by the Company to finance, in part, the consummation of the Plan and the fees and expenses relating thereto and to the execution and delivery of the First-Lien Credit Agreement, the Indenture and the Third-Lien Credit Agreement and the consummation of the transactions related thereto.

           The obligations of the Company under the First-Lien Credit Agreement are guaranteed by each of the domestic subsidiaries of the Company (collectively, the "Guarantors"). As collateral security for the Company's obligations under the First-Lien Credit Agreement and the guarantees thereof, the Company and each of the Guarantors has granted to the Administrative Agent, for the benefit of the First-Lien Lenders, a first priority lien on substantially all of their tangible and intangible assets, including, without limitation, pledges of their equity ownership in domestic subsidiaries.

           Description of Amended and Restated Evergreen Facility

           As discussed in Item 1.01 of this 8-K, on the Effective Date, the Company entered into an Amended and Restated Term Loan and Credit Agreement (the "Third-Lien Credit Agreement") with HSBC Bank USA, National Association, as agent and collateral agent (in such capacities, the "Agent") and certain financial institutions parties thereto, as lenders (the "Third-Lien Lenders").

           The Third-Lien Credit Agreement provides, among other things, for a seven and three quarter year, approximately $34,430,883 term loan credit facility, subject, in certain instances, to early repayment in whole or in part. There were no proceeds (and therefore no application of such proceeds) from this credit facility because, pursuant to the Plan, it amends indebtedness that was already outstanding. Pursuant to the Intercreditor Agreement, the liens securing the Third-Lien Credit Agreement are subordinated to the liens securing the obligations under the First-Lien Credit Agreement and the Notes.

           As collateral security for the Company's obligations under the Third-Lien Credit Agreement, the Company has granted to the Agent, for the benefit of the Third-Lien Lenders, a third priority lien on substantially all of the Company's tangible and intangible assets, including, without limitation, pledges of its equity ownership in domestic subsidiaries. The Third-Lien Credit Agreement is not guaranteed by any of the Company's subsidiaries.

Item 5.03  Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.

           The information set forth under Item 1.01 of this 8-K is incorporated herein by reference. The amended and restated certificate of incorporation and the amended and restated bylaws disclosed therein are effective as of the Effective Date.


Item 8.01  Other Events

           On the Effective Date, the Company also announced that its indirect wholly owned subsidiary, RCN Telecom Services of Washington D.C., Inc., completed its acquisition of the remaining 50% stake in Starpower
Communications, LLC for $29 million from Pepco Communications, L.L.C. The Starpower Membership Interest Purchase Agreement is attached hereto as Exhibit
10.1 and incorporated herein by reference.

Cautionary Statement About Forward-Looking Statements

           Some of the statements made by RCN in this Current Report on Form 8-K are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in the Company's filings with the SEC. Statements in this filing and the exhibits should be evaluated in light of these important factors.


Item 9.01  Financial Statements and Exhibits.

      (a)  Exhibits

           Exhibit 3.1 Amended and Restated Certificate of Incorporation of RCN Corporation, dated as of December 21, 2004.

           Exhibit 3.2      Amended and Restated Bylaws of RCN Corporation.

           Exhibit 4.1 Warrant Agreement, dated as of December 21, 2004, by and between RCN Corporation and HSBC Bank USA, National Association as Warrant Agent.

           Exhibit 4.2 Registration Rights Agreement, dated as of December 21, 2004, by and between RCN Corporation and the Stockholders listed on the signature pages thereto.

           Exhibit 4.3 Note Purchase Agreement, dated as of December 21, 2004, by and among RCN Corporation, the Guarantors listed on the signature pages thereto and the Purchasers listed in Schedule I and Schedule II thereto.

           Exhibit 4.4 Indenture, dated as of December 21, 2004, by and among RCN Corporation and HSBC Bank USA, National Association.

           Exhibit 4.5 Registration Rights Agreement, dated as of December 21, 2004, by and between RCN Corporation and the Purchasers listed in Schedule I and Schedule II thereto.

           Exhibit 10.1 Starpower Membership Interest Purchase Agreement, dated as of December 21, 2004, made by and between RCN Telecom Services of Washington, D.C., Inc. and Pepco Communications, L.L.C.

           Exhibit 99.1 Press release announcing emergence of RCN Corporation from Bankruptcy published December 22, 2004.

           Exhibit 99.2 Credit Agreement, dated as of December 21, 2004, by and among the Company, the lenders party thereto and Deutsche Bank AG Cayman Islands Branch, as administrative agent.

           Exhibit 99.3 Amended and Restated Term Loan and Credit Agreement, dated as of December 21, 2004, by and among RCN Corporation, HSBC Bank USA, National Association, as agent and collateral agent and certain financial institutions parties thereto, as lenders.

           Exhibit 99.4 Security Agreement, dated as of December 21, 2004, made by the Company and each Guarantor in favor of the Second-Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein).

           Exhibit 99.5 Pledge Agreement, dated as of December 21, 2004, made by RCN Corporation and each Guarantor in favor of the Second-Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein).

           Exhibit 99.6 Subsidiary Guaranty, dated as of December 21, 2004, made by each of the Guarantors (as defined therein) in favor of the Agent (as defined therein) for the benefit of the Secured Creditors (as defined therein).

           Exhibit 99.7 Intercreditor Agreement, dated as of December 21, 2004, by and between Deutsche Bank Cayman Islands Branch, as Administrative Agent, and HSBC Bank USA, National Association, as Second-Lien Collateral Agent and Third-lien Collateral Agent.

           Exhibit 99.8 Security Agreement, dated as of December 21, 2004, made by each of the Loan Parties (as defined therein) in favor of Deutsche Bank AG Cayman Islands Branch, the first-lien collateral agent.

           Exhibit 99.9 Pledge Agreement, dated as of December 21, 2004, made by each of the Loan Parties (as defined therein) in favor of Deutsche Bank AG Cayman Islands Branch, as first-lien collateral agent for the benefit of the Secured Creditors (as defined therein).

           Exhibit 99.10 Subsidiary Guaranty, dated as of December 21, 2004, made by each of the Guarantors (as defined therein) in favor of HSBC Bank USA, National Association, as second-lien collateral agent for the benefit of the Secured Creditors (as defined therein).

           Exhibit 99.11 Security Agreement, dated as of December 21, 2004, made by RCN Corporation in favor of the Third-Lien Collateral Agent.

           Exhibit 99.12 Pledge Agreement, dated as of December 21, 2004, made by RCN Corporation in favor of HSBC Bank USA, National Association, as Third-Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein).

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RCN CORPORATION


                                              By: /s/ Deborah M. Royster
                                                  ------------------------------
                                                  Name:  Deborah M. Royster
                                                  Title: Senior Vice President,
                                                         General Counsel and
                                                         Corporate Secretary

Date: December 27, 2004

                                  EXHIBIT INDEX


Exhibit
  No.
-------

Exhibit 3.1 Amended and Restated Certificate of Incorporation of RCN Corporation, dated as of December 21, 2004.

Exhibit 3.2       Amended and Restated Bylaws of RCN Corporation.

Exhibit 4.1 Warrant Agreement, dated as of December 21, 2004, by and between RCN Corporation and HSBC Bank USA, National Association as Warrant Agent.

Exhibit 4.2 Registration Rights Agreement, dated as of December 21, 2004, by and between RCN Corporation and the Stockholders listed on the signature pages thereto.

Exhibit 4.3 Note Purchase Agreement for the 7.375% Convertible Second-Lien Notes due 2012, dated as of December 21, 2004, by and among RCN Corporation, the Guarantors listed on the signature pages thereto and the Purchasers listed on the signature pages thereto.

Exhibit 4.4 Indenture, dated as of December 21, 2004, by and among RCN Corporation and HSBC Bank USA, National Association.

Exhibit 4.5 Registration Rights Agreement, dated as of December 21, 2004, by and between RCN Corporation and the Purchasers listed on the signature pages thereto.

Exhibit 10.1 Starpower Membership Interest Purchase Agreement, dated as of December 21, 2004, made by and between RCN Telecom Services of Washington, D.C., Inc. and Pepco Communications, L.L.C.

Exhibit 99.1 Press release announcing emergence of RCN Corporation from Bankruptcy published December 22, 2004.

Exhibit 99.2 Credit Agreement, dated as of December 21, 2004, among the Company, the lenders party thereto and Deutsche Bank AG Cayman Islands Branch, as administrative agent.

Exhibit 99.3 Amended and Restated Term Loan and Credit Agreement, dated as of December 21, 2004, by and between RCN Corporation, HSBC Bank USA, National Association, as agent and collateral agent and certain financial institutions parties thereto, as lenders.

Exhibit 99.4 Security Agreement, dated as of December 21, 2004, made by the Company and each Guarantor in favor of the Second-Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein).

Exhibit 99.5 Pledge Agreement, dated as of December 21, 2004, made by RCN Corporation and each Guarantor in favor of the Second-Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein).

Exhibit 99.6 Subsidiary Guaranty, dated as of December 21, 2004, made by each of the Guarantors (as defined therein) in favor of the Agent (as defined therein) for the benefit of the Secured Creditors (as defined therein).

Exhibit 99.7 Intercreditor Agreement, dated as of December 21, 2004, by and between Deutsche Bank Cayman Islands Branch, as Administrative Agent, and HSBC Bank USA, National Association, as Second-Lien Collateral Agent and Third-lien Collateral Agent.

Exhibit 99.8 Security Agreement, dated as of December 21, 2004, made by each of the Loan Parties (as defined therein) in favor of Deutsche Bank AG Cayman Islands Branch, the first-lien collateral agent.

Exhibit 99.9 Pledge Agreement, dated as of December 21, 2004, made by each of the Loan Parties (as defined therein) in favor of Deutsche Bank AG Cayman Islands Branch, as first-lien collateral agent for the benefit of the Secured Creditors (as defined therein).

Exhibit 99.10 Subsidiary Guaranty, dated as of December 21, 2004, made by each of the Guarantors (as defined therein) in favor of HSBC Bank USA, National Association, as second-lien collateral agent for the benefit of the Secured Creditors (as defined therein).

Exhibit 99.11 Security Agreement, dated as of December 21, 2004, made by RCN Corporation in favor of the Third-Lien Collateral Agent.

Exhibit 99.12 Pledge Agreement, dated as of December 21, 2004, made by RCN Corporation in favor of HSBC Bank USA, National Association, as Third-Lien Collateral Agent for the benefit of the Secured Creditors (as defined therein).